Exhibit 99.1

NEWS RELEASE

Hanmi Financial Corp. Completes Acquisition of Central Bancorp, Inc.

LOS ANGELES, CA – September 2, 2014 — Hanmi Financial Corporation (NASDAQ: HAFC) (“Hanmi”), the holding company for Hanmi Bank (the “Bank”), today announced that it has completed its acquisition of Central Bancorp, Inc., the parent company of United Central Bank, effective as of August 31, 2014.

With the merger complete, Hanmi becomes the second largest Korean American Bank in the United States with 50 banking offices and three loan production offices serving different communities across California, Illinois, New Jersey, New York, Texas, Virginia, and Washington. The combined entity has approximately $4.4 billion in assets, $2.8 billion in gross loans, and $3.7 billion in deposits, providing Hanmi with the leading deposit market share among Korean American Banks in Illinois, Texas, and Virginia along with a substantial market share in California.

“The completion of our merger with United Central Bank is a momentous occasion for Hanmi,” said C. G. Kum, President and CEO. “Having opened our first branch in Los Angeles in 1982 with the clear mission of helping immigrants achieve the American Dream, we are thrilled to now provide our customers with 50 branches across the United States. With this expanded geographic presence, we will broaden our market share from our core Korean American customer base to the wider Asian American and mainstream communities, making Hanmi the first Korean American Bank to extend into these additional communities.”

Mr. Kum continued, “I am very pleased that the transaction has proceeded so smoothly, and we can now fully focus our efforts on integrating the two banks as quickly as possible. With the new Hanmi Bank, all of our loyal customers will have the benefit of a larger product offering, improved lending capacity, and enhanced customer service.”

The transaction was announced December 16, 2013 and approved by shareholders of Central Bancorp on April 17, 2014. The combined companies will operate as Hanmi Financial Corporation and Hanmi Bank, respectively, with banking operations conducted under the Hanmi Bank brand.

About Hanmi Financial Corporation

Headquartered in Los Angeles, Hanmi Bank, a wholly-owned subsidiary of Hanmi Financial Corporation, provides services to the multi-ethnic communities across California, Texas, Illinois, Virginia, New Jersey and New York with 50 full-service branches as well as loan production offices in Texas, Virginia, and Washington State. Hanmi Bank specializes in commercial, SBA and trade finance lending, and is a recognized community leader. Hanmi Bank’s mission is to provide a full range of quality products and premier services to its customers and to maximize shareholder value. Additional information is available at www.hanmi.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Hanmi Financial Corporation cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger involving Hanmi Financial Corporation and Central Bancorp, Inc. including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and Hanmi Financial Corporation undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:

Mark (Shick) Yoon

EVP & Chief Financial Officer

Direct Phone: 213-427-5636

Christina Lee

FVP & Senior Strategy Officer

Direct Phone: 213-427-5631

Lasse Glassen

Investor Relations, Addo Communications

Direct Phone: 310-829-5400